  Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.

                               CREDIT AGREEMENT


                                    Between


                         CAMBRIDGE NEUROSCIENCE, INC.,
                            A Delaware Corporation


                                      and


                         VISION PHARMACEUTICALS L.P.,
                          A Texas Limited Partnership

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

1.    Amount and Terms of Credit                                             1
      1.1   The Loan                                                         1
      1.2   Note                                                             1

2.    Conditions Precedent                                                   1
      2.1   Execution of Note                                                1
      2.2   No Default; Representations and Warranties                       2
      2.3   Corporate Documents; Proceedings                                 2
      2.4   Security Agreement                                               2

3.    Representations, Warranties and Agreements                             2
      3.1   Corporate Power and Authority                                    3
      3.2   No Violation                                                     3
      3.3   Governmental Approvals                                           3
      3.4   Priority                                                         3

4.    Affirmative Covenants                                                  3
      4.1   Financial Information                                            3
      4.2   Performance of Obligations                                       4

5.    Miscellaneous                                                          4
      5.1   Payment of Expenses, etc.                                        4
      5.2   Notices                                                          5
      5.3   Benefit of Agreement                                             5
      5.4   No Waiver; Remedies Cumulative                                   5
      5.5   Governing Law, Severability                                      5
      5.6   Counterparts                                                     5
      5.7   Effectiveness; Integration                                       6
      5.8   Headings Descriptive                                             6
      5.9   Amendment or Waiver                                              6

EXHIBITS

Exhibit A   Form of Secured Convertible Note
Exhibit B   Form of Security Agreement

                               CREDIT AGREEMENT



      This Credit Agreement (the "Credit Agreement"), is made as of November 20, 1996 (the "Effective Date"), between Cambridge NeuroScience, Inc., a Delaware corporation ("CNSI"), and Vision Pharmaceuticals L.P., a Texas limited partnership ("VPLP").



                               R E C I T A L S :

      A. CNSI and VPLP are parties to a Collaborative Research, Development and Marketing Agreement dated as of November 20, 1996 (the "Collaboration Agreement") and a Stock Purchase Agreement dated as of November 20, 1996 (the "Stock Purchase Agreement"). All capitalized terms not defined herein shall have the meanings set forth in the Collaboration Agreement.

      B. Pursuant to the Collaboration Agreement, CNSI and VPLP have agreed to jointly develop certain pharmaceutical products and pursuant to the Stock Purchase Agreement CNSI has agreed to sell shares of Common Stock to VPLP.

      C. CNSI desires to borrow from VPLP, and VPLP desires to lend to CNSI, Two Million Dollars ($2,000,000) on the terms and conditions set forth herein.

      NOW, THEREFORE, the parties agree as follows:


      1. Amount and Terms of Credit.


            1.1 The Loan. Subject to the terms herein, at any time prior to eighteen (18) months from the date hereof, upon not less than fifteen (15) days notice from CNSI to VPLP, VPLP agrees to loan to CNSI Two Million Dollars ($2,000,000) (the "Loan"). Only one such Loan shall be made hereunder notwithstanding any prepayment of the Loan by CNSI.


            1.2 Note. CNSI's obligation to pay the principal of, and interest on, the Loan shall be evidenced by a secured convertible note duly executed and delivered by CNSI in the form of Exhibit A (the "Note"). The Note shall be entitled to the benefits of this Credit Agreement and be secured by the assets of CNSI pursuant to a Security Agreement in the form attached as Exhibit B (the "Security Agreement"). This Credit Agreement, the Note and the Security Agreement are, collectively, the "Credit Documents."


      2. Conditions Precedent. The obligation of VPLP to make the Loan is subject to the satisfaction of the following conditions:


            2.1 Execution of Note. CNSI shall have executed and delivered to VPLP the Note.

            2.2 No Default; Representations and Warranties. At the time of making the Loan and also after giving effect thereto (i) there shall have occurred no Event of Default (as defined in the Note), and (ii) all representations and warranties contained herein, in the Stock Purchase Agreement, the Collaboration Agreement, and the Note and Security Agreement shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date, with such changes in the ordinary course of business as reasonably acceptable to VPLP.

            2.3 Corporate Documents; Proceedings.

                  All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated in the Credit Documents shall be satisfactory in form and substance to VPLP, and VPLP shall have received all information and copies of all documents and papers, including records of corporate proceedings and governmental approvals, if any, which VPLP reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

            2.4 Security Agreement. CNSI shall have duly authorized, executed and delivered the Security Agreement covering all of CNSI's present and future Collateral (as defined in the Security Agreement), together with:

                (1) acknowledgement copies of proper Financing Statements (Form UCC- 1) duly filed under the UCC of each jurisdiction as may be necessary or, in the reasonable opinion of VPLP, desirable to perfect the security interests purported to be created by the Security Agreement;

                (2) certified copies of Requests for Information or Copies (Form UCC-11), or equivalent reports, listing the Financing Statements referred to in clause (1) above and all other effective financing statements that name CNSI as debtor and that are filed in the jurisdictions referred to in clause (1), together with copies of such other financing statements (none of which shall cover the Collateral except to the extent evidencing "Permitted Encumbrances" as defined in the Security Agreement);

                (3) evidence of the completion of all other recordings and filings of, or with respect to, the Security Agreement, including in the Patent and Trademark Office, as may be necessary or, in the opinion of VPLP, desirable to perfect the security interests purported to be created by the Security Agreement; and

                (4) evidence that all other actions necessary or, in the opinion of VPLP, desirable to perfect and protect the security interests purported to be created by the Security Agreement have been taken.

      3. Representations, Warranties and Agreements. In order to induce VPLP to enter into this Agreement and to make the Loan, in addition to the representations, warranties and agreements in the Stock Purchase Agreement and the Collaboration Agreement, which are incorporated herein, CNSI makes the following representations, warranties and agreements as of the Effective Date, which shall survive the execution and delivery of this Agreement and the Note and the making of the Loan.

            3.1 Corporate Power and Authority. CNSI has the corporate power and has taken all corporate proceedings necessary to execute and deliver, and perform the terms and provisions of, each of the Credit Documents and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each of such Credit Documents. CNSI has duly executed and delivered each of the Credit Documents to which CNSI is party, and each of such Credit Documents constitutes the legal, valid and binding obligation of CNSI enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws relating to or affecting rights of creditors and general equitable principles.

            3.2 No Violation. Neither the execution, delivery or performance by CNSI of the Credit Documents, nor compliance by it with the terms and provisions thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any levy, lien, encumbrance or security interest ("Lien"), except pursuant to the Security Agreement and the documents contemplated thereby (collectively, the "Security Documents") upon any of the property or assets of CNSI pursuant to the terms of, any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or instrument to which CNSI is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws of CNSI.

            3.3 Governmental Approvals. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of any Credit Document or (ii) the legality, validity, binding effect or enforceability of any Credit Document.

            3.4 Priority. The security interest granted pursuant to the Security Agreement shall be prior and superior to all other security interests, liens or encumbrances on the Collateral.

      4. Affirmative Covenants. CNSI covenants and agrees that, from and after the date on which the Loan is made, and until the Loan and the Note, together with interest, and all other obligations incurred hereunder and thereunder, are paid or otherwise satisfied in full:

            4.1 Financial Information. CNSI will furnish the following reports to VPLP:

                  (1) As soon as practicable after the end of each fiscal year, and in any event within ninety (90) days thereafter, a consolidated balance sheet of CNSI, as at the end of such fiscal year, and consolidated statements of operations, accumulated earnings and cash flows of CNSI for such year, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail audited (without scope limitations imposed by CNSI) and certified by independent public accountants of recognized national standing;

                  (2) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year, and in any event within forty-five (45) days thereafter, a consolidated, unaudited balance sheet of CNSI as of the end of each such quarterly period, and consolidated, unaudited statements of operations, accumulated earnings and cash flows of CNSI for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, except that the unaudited financial statements need not contain footnotes and shall be subject to changes resulting from year-end audit adjustments, and setting forth any events which could reasonably be expected to have an adverse effect upon CNSI's finances or the results of its operations, all in reasonable detail and certified by the principal financial or accounting officer of CNSI;

                  (3) So long as CNSI is subject to the reporting requirements of the Exchange Act, in lieu of the documents required by Sections 4.1 (1) and (2) and within the time periods required in Sections 4.1 (1) and (2) for the furnishing of financial information or as soon as otherwise available, whichever is earlier, copies of all documents filed by CNSI with the SEC, including, but not limited to, its reports filed on Form 10-K, Form 10-Q, Form 8-K or any successor form or forms;

                  (4) As soon as available information and data on any material adverse changes in or any event or condition which materially adversely affects or could materially adversely affect the business, operations, properties or plans of CNSI;

                  (5) Immediately upon becoming aware of any condition or event which constitutes a breach of the Credit Documents, or any agreement contemplated hereby, written notice specifying the nature and period of existence thereof an what action CNSI is taking or proposes to take with respect thereto; and

                  (6) With reasonable promptness, such other information and data with respect to CNSI, as VPLP may from time to time reasonably request.

            4.2 Performance of Obligations. CNSI will perform in all material respects all of its obligations under the terms of each material agreement, mortgage, indenture, security agreement and other instrument by which it is bound.


      5. Miscellaneous.

            5.1 Payment of Expenses, etc. CNSI shall pay all reasonable out-of-pocket costs and expenses of VPLP in connection with the enforcement of this Credit Agreement and the other Credit Documents.

            5.2 Notices. Any notice required under this Agreement shall be sufficient if sent by registered or certified mail postage and charges prepaid, return receipt requested, or by hand delivery including overnight delivery service to the following addresses or such address hereinafter specified in writing:

            VPLP:             Vision Pharmaceuticals L.P.
                              c/o Allergan, Inc.
                              2525 Dupont Drive
                              Irvine, California 92612
                              Attn:  Chief Financial Officer

            CNSI:             Cambridge Neuroscience, Inc.
                              One Kendall Square
                              Cambridge, Massachusetts  02139
                              Attn:  Harry W. Wilcox


            5.3 Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that CNSI may not assign or transfer any of its rights or obligations hereunder, whether by operation of law or otherwise, without the prior written consent of VPLP, except in the event of an acquisition or merger of, or the sale of substantially all of its assets by, CNSI, as a result of which the acquiror, survivor or purchaser of assets has cash and cash equivalents, as of the effective date of such transaction, of less than $50,000,000 determined in accordance with generally accepted accounting principles.


            5.4 No Waiver; Remedies Cumulative. No failure or delay on the part of VPLP exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between CNSI and VPLP or the holder of the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies expressly provided herein or in any other Credit Documents are cumulative and not exclusive of any rights, powers or remedies which VPLP or the holder of the Note would otherwise have. No notice to or demand on CNSI in any case shall entitle CNSI to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of VPLP or the holder of any Note to any other or further action in any circumstances without notice or demand.

            5.5 Governing Law, Severability. This Agreement shall be governed and construed in accordance with the laws of the State of California. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of the Agreement shall be severable and enforceable to the fullest extent permitted by applicable law.

            5.6 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

            5.7 Effectiveness; Integration. This Agreement and the other Credit Documents, together with all exhibits and schedules, constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof.

            5.8 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            5.9 Amendment or Waiver. Neither this Credit Agreement nor any other Credit Document nor any terms or hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by VPLP.


      IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

                                    "CNSI"

                                    CAMBRIDGE NEUROSCIENCE, INC.


                                    By:   /s/ Elkan R. Gamzu
                                         --------------------------------------
                                    Its:  President & CEO

                                    "VPLP"

                                    VISION PHARMACEUTICALS L.P., a Texas limited partnership, dba Allergan, by Allergan General, Inc., its general partner


                                    By:/s/ Francis R. Tunney, Jr.
                                         --------------------------------------
                                    Name:Francis R. Tunney, Jr.
                                         --------------------------------------
                                    Title:Secretary
                                         --------------------------------------

  Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote such omissions.


                                   EXHIBIT A


                                    FORM OF
                      SECURED CONVERTIBLE PROMISSORY NOTE


$2,000,000                                                 ____________, 199__



     FOR VALUE RECEIVED, receipt of which is hereby acknowledged, CAMBRIDGE NEUROSCIENCE, INC., a Delaware corporation, ("Borrower") hereby promises to pay to VISION PHARMACEUTICALS L.P., a Texas Limited Partnership, ("Holder"), or order, the principal sum of Two Million Dollars ($2,000,000), in cash in lawful money of the United States (or as otherwise permitted pursuant to Section 2 below), together with interest at the rate of twelve percent (12%) per annum on all unpaid principal of this Note, calculated based on the actual number of days elapsed divided by 360.


     This Note has been issued in connection with that certain Collaborative Research, Development and Marketing Agreement dated as of November 20, 1996 (the "Collaboration Agreement") and that certain Credit Agreement dated as of November 20, 1996 (the "Credit Agreement") by and between Borrower and Holder and all capitalized terms not defined herein shall have the meaning set forth in the Collaboration Agreement.

     Principal and all accrued interest on this Note shall become due and payable upon the earlier of:

     (i) Termination of the Collaboration Agreement;


     (ii) Attainment of the milestone described as ************** as set forth in Section 9.4.1 of the Collaboration Agreement. In such case, any amount due Holder hereunder shall be credited against the milestone payment due from Holder to Borrower, and any excess due Holder shall be paid by wire transfer of immediately available funds;


     (iii) Within five (5) days of the end of any fiscal quarter at which the cash and cash equivalents of Borrower, determined in accordance with generally accepted accounting principles, are less than $5,000,000;



     (iv) In the event of the acquisition or merger of, or sale of substantially all of the assets of, CNSI, as a result of which the acquiror, survivor or purchaser of assets has cash and cash equivalents equal to or greater than $50,000,000 determined in accordance with generally accepted accounting principles as of the effective date of such transaction; or

      (v) Demand by Holder on an Event of Default as set forth in Section 4 below.

      1. Prepayment. Borrower shall be entitled at any time to prepay any portion or all of the indebtedness owed hereunder without penalty. Borrower shall also be entitled to prepay in cash any portion of the indebtedness which Holder elects to convert under Section 2(a) below, prior to such conversion. Each prepayment hereunder shall be credited first to accrued interest and then to principal. Interest shall thereupon cease to accrue upon the principal so paid. Such prepayment will be made by wire transfer of immediately available funds.

      2. Conversion Rights.


          (a) Right to Convert. Subject to and in compliance with the provisions of this Section 2, Holder may, at Holder's option, at such time as the principal and accrued interest are due under this Note, elect to convert all or any part of the principal amount of this Note, and accrued interest, outstanding at the time of such conversion (the "Conversion Rights") into a number of shares of Common Stock of Borrower (the "Borrower Common Stock") equal to the result obtained by dividing the principal amount, and accrued interest, of this Note Holder elects to convert by 85% of the fair market value of a share of Borrower's Common Stock on the date of such election (the "Conversion Price"). For purposes hereof, such fair market value shall equal the average closing sale price of Borrower's Common Stock as reported on the primary exchange on which such shares are traded, or if closing sale prices are not reported, the closing bid price of such shares, for the five
     (5) trading days preceding Holder's election to convert.


          (b) Manner of Exercising Conversion Rights. In order to exercise the Conversion Rights, Holder shall deliver to Borrower during normal business hours at the Borrower's address as set forth in Section 17 of the Security Agreement, (i) the original of this Note duly endorsed for transfer to Borrower and (ii) written notice to Borrower stating that Holder elects to exercise the Conversion Rights. Unless Borrower exercises its right to prepay under Section 1 above all of the principal, and accrued interest, which Holder elects to convert within two (2) days of receipt of Holder's notice, as soon as practicable (but in no event more than three (3) business days) after the date on which Borrower receives this Note duly endorsed and the required notice of exercise, Borrower shall issue and deliver to Holder (i) a certificate for the number of whole shares of Borrower Common Stock issuable on such conversion, (ii) in the event this
     Note is converted in part, a new Note of like tenor for the remaining unpaid balance, and (iii) cash, as provided in Subsection 2(c) below, in respect of any fraction of a share of Borrower Common Stock otherwise issuable upon such conversion, and as provided in Subsection 2(d) below in respect of interest on principal so converted. Such conversion shall be deemed to have been effected on the date the shares of Borrower Common Stock issuable upon exercise of the Conversion Rights are actually issued to the Holder, and the Holder shall be deemed to have become the Holder of record of the shares represented thereby on such date.

         (c) Fraction of a Share. Borrower shall not be required to issue a fraction of a share or scrip representing fractional shares of Borrower Common Stock upon conversion of this Note. If any fraction of a share of Borrower Common Stock would, except for the provisions of this Subsection 2(c), be issuable on the conversion of this Note, Borrower shall pay to Holder a cash payment equal to the value of such fraction based on the Conversion Price.

         (d) Payment of Interest on Converted Principal. Promptly upon conversion of all or any portion of the principal, Borrower shall pay to Holder by wire transfer of immediately available funds, all accrued but unpaid interest on the principal so converted.

         (e) Obligor to Reserve Stock. As long as Holder's Conversion Rights are in effect, Borrower shall at all times reserve and keep available out of its authorized but unissued Borrower Common Stock, for the purpose of effecting the conversion of this Note, such number of its duly authorized shares of Borrower Common Stock as shall from time to time be sufficient to effect the conversion of this Note. Borrower covenants that all shares of Borrower Common Stock which may be issued upon conversion of this Note will upon issue be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

         (f) Reclassification, Reorganization, Consolidation or Merger. In the event of any reclassification, capital reorganization or other change of outstanding shares of Borrower Common Stock or in the event of any consolidation or merger of Borrower with or into another corporation (other than a merger in which Borrower is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Borrower Common Stock) or in the event of any sale, lease, transfer or conveyance to another corporation of the property and assets of Borrower as an entirety or substantially as an entirety, Borrower shall, as a condition precedent to such transaction, cause effective provisions to be made so that Holder shall have the right thereafter, by converting this Note, to acquire the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of shares of Borrower Common Stock. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property, and other provisions hereof, to continue and protect the rights of Holder hereunder. The foregoing provisions shall similarly apply to successive reclassifications, capital reorganizations and changes of outstanding shares of Borrower Common Stock and to successive consolidations, mergers, sales or conveyances.

     3. Other Agreements. The obligations of Borrower under this Note are secured pursuant to that certain Security Agreement dated ________, 199__, between Borrower and Holder. This Note is entitled to the benefits and subject to the conditions of the Security Agreement, the Credit Agreement, and that certain Stock Purchase Agreement dated November 20, 1996 (the "Stock Purchase Agreement"), as the same may be amended from time to time.

      4. Default. If any of the following events (hereafter called "Events of Default") shall occur:

         (a) If Borrower shall default in the payment of any principal or interest due under this Note when the same shall become due and payable, whether at maturity or by acceleration or upon demand or otherwise; or

         (b) If Borrower shall make a general assignment for the benefit of creditors; or

         (c) If Borrower shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable federal, state or other statute, law or regulation, or shall file any answer admitting the material allegation of a petition filed against Borrower in such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Borrower of all or any substantial part of the properties of Borrower, or Borrower shall commence the winding up or the dissolution or liquidation of Borrower; or

         (d) If, within sixty (60) days after a court of competent jurisdiction shall have entered an order, judgment or decree approving any complaint or petition against Borrower seeking reorganization, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable federal, state or other statute, law or regulation, such order, judgment or decree shall not have been dismissed or stayed pending appeal, or if, within sixty (60) days after the appointment, without the consent or acquiescence of Borrower, of any trustee, receiver or liquidator of Borrower or of all or any substantial part of the properties of Borrower, such appointment shall not have been vacated or stayed pending appeal, or if, within sixty (60) days after the expiration of any such stay, shall not have been vacated; or

         (e) If Borrower should breach any of the covenants, representations, warranties, terms or conditions of this Note, the Credit Agreement, the Stock Purchase Agreement, the Security Agreement or the Collaboration Agreement, or contained in any statement or certificate at any time given or made to Holder pursuant thereto or in connection therewith, and in the case of any breach of any representations, warranties or covenants in the Stock Purchase Agreement or the Collaboration Agreement capable of cure, such breach shall continue for thirty (30) days after notice thereof from the Holder to Borrower;

then, and in each and every such case, Holder may by notice in writing to Borrower declare all amounts under this Note to be forthwith due and payable and thereupon the balance shall become so due and payable, without presentation, protest or further demand or notice of any kind, all of which are hereby expressly waived.

     5. Borrower and Holder intend to contract in compliance with all state and federal usury laws governing the loan evidenced by this Note. Borrower and Holder agree that none of the terms of this Note shall be construed as a contract for, or requirement to pay interest at a rate in excess of, the maximum interest rate allowed by any applicable state or federal usury laws. If Holder receives sums which constitute interest that would otherwise increase the effective interest rate on this Note to a rate in excess of that permitted by any applicable law, then all such sums constituting interest in excess of the maximum lawful rate shall at Holder's option either be credited to the payment of principal or returned to Borrower. The provisions of this paragraph control the other provisions of this Note and any other agreement between Holder and Borrower.

     6. Borrower hereby waives presentment, demand, protest and notice of non-payment or dishonor of this Note. If an action is brought for collection under this Note, the Holder hereof shall be entitled to receive all costs of collection, including, without limitation, its reasonable attorneys' fees.

     7. No delay or failure on the part of Holder in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Holder of any right or remedy preclude any other right or remedy. Holder, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower or any other indebtedness due or to become due to Borrower. Borrower agrees that, without releasing or impairing Borrower's liability hereunder, Holder may at any time release, surrender, substitute or exchange any collateral securing this Note and may release any party secondarily liable for the indebtedness evidenced by this Note.

     8. This Note shall be construed in accordance with and governed by the internal laws of the State of California, and where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the California Uniform Commercial Code.

                                          CAMBRIDGE NEUROSCIENCE, INC.



                                    By:
                                        --------------------------------------
                                    Its:
                                        --------------------------------------

                                   EXHIBIT B


                                    FORM OF
                              SECURITY AGREEMENT



      THIS SECURITY AGREEMENT (the "Security Agreement") is made and entered into this day of ____________, 199__ by and between CAMBRIDGE NEUROSCIENCE, INC., a Delaware corporation, ("CNSI"), and VISION PHARMACEUTICALS L.P., a Texas limited partnership, (the "Secured Party").

                                R E C I T A L S

      1. Pursuant to that certain Collaborative, Research, Development and Marketing Agreement by and between CNSI and Secured Party dated November 20, 1996 (the "Collaboration Agreement") and that certain Credit Agreement by and between CNSI and Secured Party dated November 20, 1996 (the "Credit Agreement"), Secured Party has agreed to loan to CNSI Two Million Dollars ($2,000,000) (the "Loan") as evidenced by a secured promissory note (the "Note").

      2. As an inducement to make the Loan, CNSI has agreed to grant for the benefit of the Secured Party a security interest as set forth herein.

                               A G R E E M E N T

      1. Security Interest. Pursuant to the Uniform Commercial Code, CNSI hereby grants to Secured Party a security interest in the Collateral, as more fully described at Paragraph 2 below, to secure payment and performance of the obligations of CNSI, as defined and described at Paragraph 3 below.

      2. Collateral.

            The Collateral of CNSI is described as follows:

            (a) all rights useful in the field of research, development and commercialization activities with respect to compounds which block one or more than one subclass of the glutamate-activated ion channels, including NMDA channels and, and/or one or more than one subclass of sodium channels, for the treatment of ophthalmic diseases and disorders (the "Field"), except Excluded Compounds (as defined in the Collaboration Agreement), under present and future, foreign and domestic, patents, patent applications, patent extensions, certificates of invention and applications for certificates of invention, together with any divisions, continuations or continuations-in-part owned by, or licensed to CNSI, with the right to sublicense, as of the date hereof and developed during the term of

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
the Collaboration Agreement. Such rights as of the date hereof, are listed in
Schedule 1 hereto; and

            (b) all rights useful in the Field in present and future inventions, trade secrets, copyrights, data, regulatory submissions or other intellectual property of any kind necessary or useful in the Field (including any proprietary biological materials, compounds or reagents) and all confidential technical information in the possession of CNSI as of the date hereof and developed during the term of the Collaboration Agreement necessary or useful for the development, manufacture, use or sale of pharmaceutical products in the Field but excluding any such technology licensed to Boehringer Ingelheim International GmbH ("BI") pursuant to the License Agreement between CNSI and BI dated as of March 21, 1995 (the "BI License") (the rights described in Section 2(a) and this Section 2(b) being collectively, the "Technology Collateral"); and

            (c) all proceeds of the foregoing Technology Collateral, for purposes of this Security Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

CNSI represents and warrants that Schedule 1 hereto is a complete and accurate list of all U.S. and foreign patents and patent applications, rights under which are included in the Technology Collateral.

      3. Obligations Secured. The obligations ("Obligations") secured by this Security Agreement shall include (a) the performance by CNSI of the obligations set forth in (i) the Note and (ii) this Security Agreement; (b) all payments made or expenses incurred by Secured Party, including, but not limited to, reasonable attorneys' fees and legal expenses in the exercise, preservation or enforcement of any of the rights, powers or remedies of Secured Party or in the enforcement of the obligations of CNSI under the Note or this Security Agreement; and (c) any obligations of CNSI to Secured Party arising from amendments, modifications, renewals or extensions of any of the foregoing obligations.

      4. Collateral Encumbrances; Covenants of CNSI.

            (a) Except as set forth on Schedule 2 hereto (the "Permitted Encumbrances"), CNSI owns the Collateral free and clear of any lien except for the lien created by this Security Agreement, and no effective financing statement, assignment or other instrument similar in effect, which covers all or any part of the Collateral, is on file in any recording office.

            (b) As to the Collateral, CNSI covenants with the Secured Party as follows:


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
                  (i) CNSI will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien or encumbrance on the Collateral except the Permitted Encumbrances, and will defend the right, title and interest of Secured Party in and to the Collateral and in and to the proceeds thereof against the claims and demands of all persons.

                 (ii) CNSI will comply with all laws, statutes and regulations pertaining to the Collateral.

                (iii) CNSI will pay when due all taxes, licenses, charges and other impositions on or for the Collateral.

                 (iv) CNSI, at its own expense, will execute, file and record such assignments, statements, notices and agreements, take such action and obtain such certificates and documents, in accordance with all applicable laws, statutes, and regulations (whether state, federal or local), as requested by Secured Party or as necessary to perfect, evidence and continue Secured Party' security interest in the Collateral, including, without limitation, assignments for security in the U.S. Patent and Trademark Office and corresponding foreign patent offices. CNSI shall submit all such assignments, statements, notices or agreements to Secured Party for review prior to filing or recordation.

                  (v) CNSI will deliver to Secured Party all instruments and other items of Collateral for which possession is required for perfection.

                 (vi) CNSI will, upon demand, give Secured Party such information as reasonably requested concerning the Collateral and CNSI's business, and permit Secured Party to inspect and copy the records thereof.

                (vii) CNSI will keep or require any goods which are security for or represented by the Collateral to be insured in amounts, on terms and with carriers as is customary and appropriate for the business in which CNSI is engaged.

               (viii) CNSI will, as appropriate, properly care for, house, store and maintain the Collateral in good condition, free of misuse, abuse, waste and deterioration, and promptly and duly observe and perform any contract or agreement pertaining to or part of the Collateral.

                 (ix) CNSI will not, without Secured Party's written consent, exchange, lease, lend, use, operate, demonstrate, sell or dispose of the Collateral or CNSI's rights therein other than in the ordinary course of business

                  (x) CNSI will not, without Secured Party's written consent, permit anything to be done that may impair, or fail to do anything necessary or advisable to preserve, the Collateral's value and the security.

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
                 (xi) CNSI will advise Secured Party promptly, in reasonable detail, (A) of any material lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (B) of any material change in the composition of the Collateral, and (C) of the occurrence of any other event that would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

                (xii) Upon reasonable notice to CNSI (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), Secured Party and its representatives shall also have the right to enter into and upon any premises where any of the Collateral is located for the purpose of inspecting the same, observing its use or otherwise protecting their interests therein.

               (xiii) In the event that any of the Technology Collateral is infringed, misappropriated or diluted by a third party, CNSI shall notify Secured Party promptly after it learns thereof and shall, unless Secured Party shall reasonably determine that such Technology Collateral is not material to the conduct of CNSI's business, promptly sue, at its own expense, for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as Secured Party shall reasonably deem appropriate under the circumstances to protect such Technology Collateral.

      5. Default.

            (a) The occurrence of any of the following shall be an event of default hereunder:

                  (i) If CNSI shall make a general assignment for the benefit of creditors; or

                 (ii) If CNSI shall file a voluntary petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable federal, state or other statute, law or regulation, or shall file any answer admitting the material allegation of a petition filed against CNSI in such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of CNSI of all or any substantial part of the properties of CNSI, or CNSI shall commence the winding up or the dissolution or liquidation of CNSI; or

                (iii) If, within sixty (60) days after a court of competent jurisdiction shall have entered an order, judgment or decree approving any complaint or petition against CNSI seeking reorganization, dissolution or similar relief under the present or any future Federal Bankruptcy Act or other applicable federal, state or other statute, law or regulation, such order, judgment or decree shall not have been dismissed or stayed pending appeal, or if, within sixty (60) days after the appointment, without the consent or acquiescence of CNSI, of any trustee, receiver or liquidator of CNSI or of all or any substantial part of the properties of CNSI, such appointment shall not have been vacated or stayed pending appeal, or if, within sixty (60) days after the expiration of any such stay, shall not have been vacated; or

                 (iv) If CNSI should breach any of the covenants, representations, warranties, terms or conditions of the Note or this Security Agreement, or contained in any statement or certificate at any time given or made to Secured Party pursuant thereto or in connection therewith, and in the case of any breach of any representation, warranty or covenant capable of cure, such breach shall continue for thirty (30) days after notice thereof from Secured Party to CNSI.

            (b) Upon the occurrence of an event of default pursuant to this
Section 5, Secured Party, in addition to all other rights, powers and privileges enumerated in Section 6 below, and subject to the rights of the respective parties contained in Sections 1 and 2 of the Note, may (1) declare the unpaid balance, in whole or in part, of CNSI's Obligations immediately due and payable, without demand or notice and proceed to collect same; and (2) waive or remedy any default without waiving such default or any prior or subsequent default.

      6. Remedies.

            (a) Upon the occurrence of an event of default pursuant to Section 5 hereof, Secured Party, in addition to any other remedy available under the Uniform Commercial Code, in its own or CNSI's name, and subject to the rights of the respective parties contained in Sections 1 and 2 of the Note, without notice and at CNSI's expense, may, but is not obligated to:

                  (i) as appropriate take possession of the Collateral with or without legal process, require CNSI to assemble the Collateral and make it available to the Secured Party at a reasonably convenient place, or, whether or not the Collateral is present at the place of sale, sell the Collateral at a public sale in the county where such Collateral is located or where this Security Agreement was made, or sell the Collateral at a private sale and bid at such private sale;

                 (ii) collect, by legal proceedings or otherwise, and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of Collateral;

                (iii) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for, the Collateral;

                 (iv) insure, process and preserve the Collateral; and

                  (v) transfer the Collateral to its own or its nominee's name.

            (b) CNSI also agrees to pay all costs of Secured Party, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of their rights and remedies hereunder.

      7. Grant of License to Use Technology Collateral. For the purpose of enabling Secured Party to exercise rights and remedies under Section 6 hereof at such time as Secured Party, without regard to this Section 7, shall be lawfully entitled to exercise such rights and remedies, CNSI hereby grants to Secured Party an irrevocable, exclusive license in the Field (exercisable without payment of royalty or other compensation to CNSI) to use, license or sublicense any Technology Collateral, and wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licenses items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

      8. Secured Party's Appointment as Attorney-in-Fact.

            (a) CNSI hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power or substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of CNSI and in the name of CNSI or in its own name, from time to time in Secured Party's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Security Agreement.

            (b) Secured Party agrees that, except as upon the occurrence and during the continuation of an Event of Default, it will forebear from exercising the power of attorney or any rights granted to Secured Party pursuant to this
Section 8. CNSI hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 8 is a power coupled with any interest and shall be irrevocable until the Obligations are indefeasibly paid in full.

            (c) CNSI also authorizes Secured Party, at any time and from time to time upon the occurrence and during the continuation of any Event of Default,
(i) to communicate in its own name with any party to any contract or agreement which is part of the collateral hereunder with regard to the assignment of the right, title and interest of CNSI in and under such contracts and agreements and other matters relating thereto and (ii) to execute, in connection with the sale provided for in Section 6 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.


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
      9. Termination.

            (a) This Security Agreement and the security interest granted to Secured Party by CNSI hereunder shall terminate upon satisfaction in full of all of the CNSI's Obligations to Secured Party by payment or otherwise.

            (b) If applicable, and promptly upon termination of this Security Agreement, the Secured Party agrees to execute and file with the Massachusetts Secretary of State a termination statement on Form UCC-2 and a collateral assignment for filing in the Patent and Trademark Office terminating Secured Party' security interest in the Collateral at the expense of the CNSI. This subparagraph (b) is subject to specific performance and injunctive relief for the benefit of CNSI in the event of a failure by the Secured Party to duly comply with a reasonable request for such compliance.

     10. General.

            (a) Such care as Secured Party give to the safekeeping of its own property of like kinds shall constitute reasonable care of the Collateral when in Secured Party' possession, but Secured Party is not required to make presentment, demand or protest, or give notice and need not take action to preserve any rights against prior parties in connection with any obligation or evidence of indebtedness held as Collateral.

            (b) CNSI shall give the Secured Party prior written notice of (i) any change of place of business and address thereof, and (ii) any change in policies or certificates of insurance required for the Collateral.

            (c) This Security Agreement is a continuing agreement and shall apply to all past, present and future Obligations of CNSI to Secured Party, whether or not such Obligations continue, increase, decrease or create new indebtedness after or before payment of any prior indebtedness, notwithstanding the bankruptcy of, or other event or proceedings affecting the CNSI.

            (d) Time is of the essence. Acceptance of partial or delinquent payments or failure to exercise any right, power or remedy shall not waive any Obligation of CNSI or modify this Security Agreement. Secured Party, and its successors and assigns, have all rights, powers and remedies herein and as provided by law, including the rights, powers and remedies of a secured party under the Uniform Commercial Code, and may exercise the same and effect any set-off and proceed against the Collateral or other security for CNSI's Obligations at any time.

      11. Cumulative Rights. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, or any other agreement between CNSI and Secured Party or otherwise, all of which rights, powers and remedies shall be cumulative

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
and may be exercised successively or concurrently without impairing Secured Party' security interest in the Collateral.

      12. Waiver. Any forbearance or failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. CNSI waives any right to require Secured Party to proceed against any person or to exhaust any of the Collateral or to pursue any remedy in Secured Party' power.

      13. Binding Upon Successors. All rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of CNSI shall bind its successors and assigns.

      14. Entire Agreement; Severability. This Security Agreement contains the entire agreement between Secured Party, and CNSI with respect to the subject matter hereof. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

      15. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the internal laws of the State of California and where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the California Uniform Commercial Code.

      16. Place of Business; Trade Name; Collateral Location; Records. CNSI represents that its chief place of business is One Kendall Square, Cambridge, Massachusetts 02139, and that Cambridge Neuroscience, Inc. is the only trade name or style used by CNSI and that the Collateral described in Paragraph 2 hereof is located at One Kendall Square, Cambridge, Massachusetts 02139, and that CNSI's records concerning the Collateral are kept at One Kendall Square, Cambridge, Massachusetts 02139.

      17. Notice. Any written notice, consent or other communication provided for in this Security Agreement shall be deemed given if delivered by hand, by courier against receipt, by certified or registered mail, return receipt requested, or by overnight delivery service providing evidence of receipt, at the following addresses, or to such other address with respect to any party as such party shall notify the other in writing:

      Secured Party:    Vision Pharmaceuticals L.P.
                        c/o Allergan, Inc.
                        2525 Dupont Drive
                        Irvine, California 92612
                        Attn:  Chief Financial Officer



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
      CNSI:             Cambridge Neuroscience, Inc.
                        One Kendall Square
                        Cambridge, Massachusetts  02139
                        Attn:  Harry W. Wilcox

      18. Attorneys' Fees. In the event of any controversy, claim or dispute between the CNSI and the Secured Party arising out of or relating to this Security Agreement, or the breach hereof, the prevailing party shall be entitled to recover from the losing party reasonable attorneys' fees, expenses and costs.




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      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    CNSI:

                                    CAMBRIDGE NEUROSCIENCE, INC. a
                                    Delaware corporation


                                    By:
                                        --------------------------------------
                                    Its:
                                        --------------------------------------

                                    Secured Party:

                                    VISION PHARMACEUTICALS L.P., a Texas limited partnership, dba Allergan, by Allergan General, Inc., its general partner


                                    By:
                                        --------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                      22
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                                  Schedule 1
                                      to
                              Security Agreement

                        Patents and Patent Applications

                                  Schedule 2
                                      to
                              Security Agreement

                            Permitted Encumbrances